Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes

6. Income Taxes

Host Inc. elected to be taxed as a REIT effective January 1, 1999, pursuant to the U.S. Internal Revenue Code of 1986, as amended. In general, a corporation that elects REIT status and meets certain tax law requirements regarding the distribution of its taxable income to its stockholders as prescribed by applicable tax laws and complies with certain other requirements (relating primarily to the composition of its assets and the sources of its revenues) is generally not subject to federal and state income taxation on its operating income that is distributed to its stockholders. As a partnership for federal income tax purposes, Host L.P. is not subject to federal income tax. It is, however, subject to state, local and foreign income and franchise tax in certain jurisdictions. In addition to paying federal and state income taxes on any retained income, one of our subsidiary REITs is subject to taxes on “built-in-gains” that result from sales of certain assets. Additionally, each of our taxable REIT subsidiaries is taxable as a regular C corporation, subject to federal, state and foreign income tax. The consolidated income tax provision or benefit includes the income tax provision or benefit related to the operations of the taxable REIT subsidiaries, state income taxes incurred by Host Inc. and Host L.P. and foreign income taxes incurred by Host L.P., as well as each of their respective subsidiaries.

Where required, deferred income taxes are accounted for using the asset and liability method. Under this method, deferred income taxes are recognized for temporary differences between the financial reporting bases of assets and liabilities and their respective tax bases and for operating loss, capital loss and tax credit carryovers based on enacted tax rates expected to be in effect when such amounts are realized or settled. However, deferred tax assets are recognized only to the extent that it is more likely than not that they will be realized based on consideration of available evidence, including future reversals of existing taxable temporary differences, future projected taxable income and tax planning strategies.

Total deferred tax assets and liabilities at December 31, 2010 and 2009 are as follows (in millions):

	2010	2009
Deferred tax assets	$161	$108
Less: Valuation allowance	(44)	(37)

Subtotal	117	71
Deferred tax liabilities	(40)	(16)

Net deferred tax asset	$77	$55

We have recorded a 100% valuation allowance of approximately $38 million against the net deferred tax asset related to the net operating loss and asset tax credit carryovers as of December 31, 2010 with respect to our hotel in Mexico. There is a $1 million valuation allowance against the deferred tax asset related to the net operating loss and capital loss carryovers as of December 31, 2010 with respect to our hotels in Canada. Finally, there is a $5 million valuation allowance against the deferred tax asset related to the net operating loss carryovers as of December 31, 2010 with respect to certain of our U.S. taxable REIT subsidiaries that act as lessee pursuant to the HPT leases. We expect that the remaining net operating loss and alternative minimum tax credit carryovers for U.S. federal income tax purposes to be realized. The net increase in the valuation allowance for the year ending December 31, 2010 and December 31, 2009 was approximately $7 million and $9 million, respectively. The primary components of our net deferred tax asset were as follows (in millions):

	2010	2009
Accrued related party interest	$11	$7
Net operating loss and capital loss carryovers	71	51
Alternative minimum tax credits	4	4
Property and equipment	(4)	(3)
Investments in domestic and foreign affiliates	(2)	(11)
Prepaid revenue	55	46
Purchase accounting items	(14)	(2)

Subtotal	121	92
Less: Valuation allowance	(44)	(37)

Net deferred tax asset	$77	$55

At December 31, 2010, we have aggregate gross domestic and foreign net operating loss, capital loss and tax credit carryovers of approximately $200 million. We have deferred tax assets related to these loss and tax credit carryovers of approximately $71 million, with a valuation allowance of approximately $44 million. Our net operating loss carryovers expire through 2030, and our foreign capital loss carryovers have no expiration period. Our domestic alternative minimum tax credits have no expiration period and our foreign asset tax credits expire through 2017.

Our U.S. and foreign income (loss) from continuing operations before income taxes was as follows (in millions):

	2010	2009	2008
U.S. income (loss)	$(170)	$(208)	$381
Foreign income (loss)	11	(28)	(2)

Total	$(159)	$(236)	$379

The (benefit) provision for income taxes for continuing operations consists of (in millions):

	2010	2009	2008
Current — Federal	$—	$(7)	$—
— State	1	2	2
— Foreign	4	4	3

	5	(1)	5

Deferred — Federal	(31)	(33)	(11)
— State	(6)	(7)	2
— Foreign	1	2	1

	(36)	(38)	(8)

Income tax benefit – continuing operations	$(31)	$(39)	$(3)

The total benefit for income taxes, including the amounts associated with discontinued operations, was ($32) million, ($40) million and ($3) million in 2010, 2009 and 2008, respectively.

The differences between the income tax (benefit) provision calculated at the statutory U.S. federal income tax rate of 35% and the actual income tax (benefit) provision recorded each year for continuing operations are as follows (in millions):

	2010	2009	2008
Statutory federal income tax provision (benefit) – continuing operations	$(56)	$(83)	$133
Adjustment for nontaxable (income) loss of Host Inc. – continuing operations	25	43	(144)
State income tax provision, net	(5)	(3)	2
Uncertain tax positions provision (benefit)	—	(7)	2
Foreign income tax provision	5	11	4

Income tax benefit – continuing operations	$(31)	$(39)	$(3)

Cash paid for income taxes, net of refunds received, was $4 million, $5 million and $7 million in 2010, 2009 and 2008, respectively.

GAAP prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken in a tax return. We must determine whether it is “more-likely-than-not” that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Once it is determined that a position meets the more-likely-than-not recognition threshold, the position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement in order to determine the amount of benefit to recognize in the financial statements. This accounting standard applies to all tax positions related to income taxes. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions):

	2010	2009
Balance at January 1	$5	$13
Reductions due to expiration of certain statutes of limitation	—	(7)
Other increases (decreases)	—	(1)

Balance at December 31	$5	$5

All of such amount, if recognized, would impact our reconciliation between the income tax provision (benefit) calculated at the statutory federal income tax rate of 35% and the actual income tax provision (benefit) recorded each year. In 2009, we recognized an income tax benefit of $7 million, related to the reduction of previously accrued income taxes after an evaluation of the exposure items and the expiration of the related statutes of limitation. No such amount was recognized in 2010.

It is reasonably possible that the total amount of unrecognized tax benefits will not change within 12 months of the reporting date. As of December 31, 2010, the tax years that remain subject to examination by major tax jurisdictions generally include 2007-2010.

We recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. During each of the years ended December 31, 2010, 2009 and 2008, we recognized approximately $0.1 million of interest expense related to the unrecognized tax benefits. We had approximately $0.6 million and $0.5 million of interest accrued at December 31, 2010, and 2009, respectively.